EXHIBIT 32.2

CERTIFICATION OF
 CHIEF FINANCIAL OFFICER
 UNDER SECTION 906 OF THE
 SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K/A of Vanguard Natural Resources, LLC (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard A. Robert, Executive Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard A. Robert
Richard A. Robert

Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

February 4, 2010